SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2003

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-23975                 42-1556195
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York         14095-0514
---------------------------------------------------------         ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12: Not Applicable.

Item 5. Other Events

      On December 18, 2003, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing the appointment of John R. Koelmel as Executive Vice President/Chief Financial Officer of both First Niagara Bank and the Company and announced the election of Paul J. Kolkmeyer to the Boards of Directors of both the Company and First Niagara Bank. A copy of the press release is filed as exhibit 99.1 to this report.

      Also on December 18, 2003, the Company and Troy Financial Corporation issued a joint press release disclosing that they have received Troy Financial Corporation shareholder and all bank regulatory approvals to proceed with their merger and preliminary election results. A copy of the press release is filed as exhibit 99.2 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              Press release dated December 18, 2003

      99.2              Press release dated December 18, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: December 18, 2003                By: /s/ Paul J. Kolkmeyer
                                           -------------------------------------
                                           Paul J. Kolkmeyer
                                           President and Chief Executive Officer
                                           (Duly authorized representative)